UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2006

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

At the Annual Meeting of Shareholders (the “Annual Meeting”) of M/I Homes, Inc. (the “Company”) on April 27, 2006, the Company’s shareholders approved the adoption of the 2006 Director Equity Incentive Plan (the “Plan”). The description of the Plan provided below is qualified in its entirety by reference to the complete terms contained in the Plan, a copy of which is attached hereto as Exhibit 10.1.

The Plan is intended to promote the financial success of the Company and increase shareholder value by providing non-employee directors of the Company (“Non-Employee Directors”) an opportunity to acquire an ownership interest in the Company and assist the Company in attracting and retaining the services of outstanding Non-Employee Directors. The Plan serves these purposes by making equity-based awards (“Awards”) available for grant to Non-Employee Directors in the form of (1) non-qualified stock options to purchase common shares; (2) whole common shares; (3) common shares subject to certain terms, conditions and restrictions; and (4) stock units representing a right to receive future payment in common shares. The maximum number of common shares available for grant of Awards under the Plan is 200,000 (subject to adjustment to take into account any change, as more fully described in the attached copy of the Plan, affecting the common shares). Unless terminated earlier in accordance with its terms, the Plan will continue until April 27, 2016.

At a regularly scheduled meeting on April 27, 2006, following the Annual Meeting, the Board of Directors of the Company amended the Plan as follows:

1.	Section 7.00 of the Plan was amended to provide that the grant of Whole-Share Awards under Section 7.00 of the Plan be limited to 5% or less of the common shares authorized under the Plan;

2.
Section 3.01 of the Plan was amended to provide that the Compensation Committee of the Board of Directors (or another committee of the Board comprised solely of independent directors) be responsible for the grant and administration of discretionary awards to Non-Employee Directors; and

3.
Section 11.00 of the Plan was amended to provide theat shareholder approval be required to Amend the Plan to (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the aggregate number of common shares that may be issued under the Plan, and (c) materially modifiy the requirements as to eligibility for participation in the Plan.

A copy of The First Amendment to the Plan is attached hereto as Exhibit 10.2.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits
(c) Exhibits:

Exhibit No.	Description of Documents
10.1	2006 Director Equity Incentive Plan
10.2	First Amendment to the 2006 Director Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2006

M/I Homes, Inc.

By:	/s/ Phillip G. Creek
Phillip G. Creek
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)

Index to Exhibits

Exhibit No.	Description of Documents
10.1	2006 Director Equity Incentive Plan
10.2	First Amendment to the 2006 Director Equity Incentive Plan